Exhibit 10.3

LASALLE BUSINESS CREDIT, LLC

                                                           MEMBER ABN AMRO GROUP


135 South LaSalle Street
Suite 425
Chicago, Illinois 60603
(312) 004-8490



The Singing Machine Company,
8601 Lyons Road
Suite A-7
Coconut Greek, Florida 33073


        Re: Eighth AMENDMENT

Gentlemen:

         THE SINGING MACHINE COMPANY, Inc., a Delaware corporation ("BORROWER") AND LASALLE BUSINESS CREDIT, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("LENDER") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "AMENDMENT" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "AGREEMENT"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement hereby is amended as follows:

         (a) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                  (1) LOANS: Subject to the terms and conditions of the Agreement and the Other Agreements, Lender shall, absent the occurrence of an Event of Default, advance an amount up to the sum of the following sublimits (the "LOAN LIMIT"):


                           (a) Up to seventy percent (7Q%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in


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[GRAPHIC OMITTED][GRAPHIC OMITTED]


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LASALLE BUSINESS CREDIT, LLC                          MEMBER ABN AMRO GROUP

The SINGING MACHINE COMPANY, INC.
MARCH 18, 2003
PAGE 2


                                    connection therewith in the ordinary course of Borrower's business) of Borrower's Eligible Accounts; plus

                           (b) Subject to subparagraph (3)(a) of this Exhibit A, the lesser of: up to ten percent (10%), or such lesser percentage as determined by Lender in its sole discretion exercised in good faith, of the lower of the cost or market value of Borrower's Eligible Inventory or Two Million and No/100 Dollars ($2,000,000.00) during the period of March 15, 2003 through March 31, 2003; plus

                           (C)      "INTENTIONALLY OMITTED"; minus

                           (d) Such reserves as Lender elects, in its sole discretion exercised in good faith, to establish from tine to time, including without limitation, (i) a seasonal dilution reserve in the amount of One Million and No/100 Dollars ($1,000,000.00) against
                                    Borrower's "Eligible Accounts" during the period of March 15, 2003 until March 31, 2003, and (ii) to the extent that the ratio of Free on Board sales to domestic sales increases, Lender in its sole discretion may create a reserve to account for the additional dilution;

                                    provided, that the Loan Limit shall in no event exceed Ten Million and No/100 Dollars ($10,000,000.00) during the period of March 15, 2003 through March 31, 2003, (the
                                    "Maximum Loan Limit"), except as such amount may be increased or, following the occurrence of an event of default, decreased by Lender, in its sole discretion, exercised in good faith, from time to time.

         (b) Paragraph (5)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                           (c)      (Borrower shall pay to fee of Five Thousand


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LASALLE BUSINESS CREDIT, LLC                          MEMBER ABN AMRO GROUP

The SINGING MACHINE COMPANY, INC.
MARCH 18, 2003
PAGE 3



                                    and no/100 dollars ($6,000.00), which fee shall be deemed fully earned on the date of this amendment and payable on March 31, 2003.

         2. This amendment shall not become effective until fully executed by all parties hereto.

                   3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.


                                           LASALLE BUSINESS CREDIT, LLC, A
                                           DELAWARE LIMITED LIABILITY COMPANY


                                           By   /s/ Casey Orlowski
                                              -------------------------------
                                           Title   Vice President
                                                -----------------------------

ACKNOWLEDGED AND AGREED TO THIS
18TH DAY OF MARCH, 2003.


THE SINGING MACHINE COMPANY, INC.


By /s/  John F. Klecha
   -------------------------
        John F. Klecha


Title  President/Secretary